Filed Pursuant to Rule 497(a)

Registration No. 333-279726

Rule 482ad

PennantPark Floating Rate Capital Ltd. Prices Public Offering of $200 Million 6.75% Notes

MIAMI – February 25, 2026 — PennantPark Floating Rate Capital Ltd. (the “Company”) (NYSE: PFLT) today announced that it has priced an underwritten public offering of $200 million aggregate principal amount of its 6.75% notes due 2029 (the “Notes”). The Notes will mature on March 4, 2029 and may be redeemed in whole or in part at the Company’s option at any time at par plus a “make-whole” premium, if applicable, provided that the Notes may be redeemed at par three months prior to their maturity. The offering is expected to close on or about March 4, 2026, subject to the satisfaction of customary closing conditions.

The Company intends to use the net proceeds from the offering to repay our outstanding obligations under its revolving credit facility, to invest in new or existing portfolio companies and for general corporate or strategic purposes.

Raymond James & Associates, Inc., Keefe, Bruyette & Woods, A Stifel Company, Citizens JMP Securities, LLC and Truist Securities, Inc. are acting as joint book-running managers for this offering. ING Financial Markets LLC, Oppenheimer & Co. Inc. and Regions Securities LLC are acting as co-managers for this offering.

Other Information

Investors are advised to carefully consider the investment objectives, risks, charges and expenses of the Company before investing. The pricing term sheet dated February 25, 2026, the preliminary prospectus supplement dated February 25, 2026 and the accompanying prospectus dated July 17, 2024, each of which have been filed with the Securities and Exchange Commission (the “SEC”), contain this and other information about the Company and should be read carefully before investing.

The pricing term sheet, the preliminary prospectus supplement, the accompanying prospectus and this press release are not offers to sell any securities of the Company and are not soliciting an offer to buy such securities in any state or jurisdiction where such offer and sale is not permitted.

The Company’s shelf registration statement is on file and has been declared effective by the SEC. The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus. Before you invest, you should read the prospectus in that registration statement, the preliminary prospectus supplement and other documents the Company has filed with the SEC for more complete information about the Company and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.

Alternatively, you may obtain copies of the preliminary prospectus supplement and the accompanying prospectus from Raymond James & Associates, Inc., 880 Carillon Parkway, St. Petersburg, Florida 33716, email: prospectus@raymondjames.com, tel: 800-248-8863. You are advised to obtain a copy of the prospectus supplement and accompanying prospectus and to carefully review the information contained or incorporated by reference therein before making any investment decision.

ABOUT PENNANTPARK FLOATING RATE CAPITAL LTD.

PennantPark Floating Rate Capital Ltd. is a business development company which primarily invests in U.S. middle-market companies in the form of floating rate senior secured loans, including first lien secured debt, second lien secured debt and subordinated debt. From time to time, the Company may also invest in equity investments. PennantPark Floating Rate Capital Ltd. is managed by PennantPark Investment Advisers, LLC.

ABOUT PENNANTPARK INVESTMENT ADVISERS, LLC

PennantPark Investment Advisers, LLC, a leading middle-market credit platform, and its affiliates, manage approximately $10 billion of investable capital, including potential leverage. Since its inception in 2007, PennantPark Investment Advisers, LLC has provided investors access to middle-market credit by offering private equity firms and their portfolio companies as well as other middle-market borrowers a comprehensive range of creative and flexible financing solutions. PennantPark Investment Advisers, LLC is headquartered in Miami and has offices in New York, Chicago, Houston, Los Angeles, Amsterdam, and Zurich.

FORWARD-LOOKING STATEMENTS

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You should understand that under Section 27A(b)(2)(B) of the Securities Act of 1933, as amended, and Section 21E(b)(2)(B) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 do not apply to forward-looking statements made in periodic reports we file under the Exchange Act. All statements other than statements of historical facts included in this press release are forward-looking statements and are not guarantees of future performance or results, and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the SEC. PennantPark Floating Rate Capital Ltd. undertakes no duty to update any forward-looking statement made herein. You should not place undue influence on such forward-looking statements as such statements speak only as of the date on which they are made.

We may use words such as “anticipates,” “believes,” “expects,” “intends,” “seeks,” “plans,” “estimates” and similar expressions to identify forward-looking statements. Such statements are based on currently available operating, financial and competitive information and are subject to various risks and uncertainties that could cause actual results to differ materially from our historical experience and our present expectations.

CONTACT:

Richard T. Allorto, Jr.

PennantPark Floating Rate Capital Ltd.

(212) 905-1000

Source: PennantPark Floating Rate Capital Ltd.